UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 12, 2005

Oracle Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	0-14376	94-2871189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 506-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On September 12, 2005, Oracle Corporation, a Delaware corporation (“Oracle”), Siebel Systems, Inc., a Delaware corporation (“Siebel”), Ozark Holding Inc., a Delaware corporation and wholly owned subsidiary of Oracle (“Parent”), Ozark Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Ozark Merger Sub”), and Sierra Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Sierra Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, Sierra Merger Sub will merge with and into Siebel (the “Siebel Merger”) and Ozark Merger Sub will merge with and into Oracle (the “Oracle Merger”, and together with the Siebel Merger, the “Mergers”).

Upon the consummation of the Mergers, (i) Siebel will become a wholly owned subsidiary of Parent, (ii) Oracle will become a wholly owned subsidiary of Parent and (iii) each share of Siebel common stock will be converted into the right to receive either (x) $10.66 in cash or (y) a number of shares of Parent common stock equal to $10.66 divided by the greater of (i) $10.72 or (ii) the average Oracle closing price over the ten trading days immediately preceding (but not including) the closing date, provided that no more than 30% of the outstanding Siebel common stock may be converted into Parent common stock, and the stock election will not be available unless the holders of at least 6% of the outstanding Siebel common stock make the stock election. If Siebel stockholders holding more than 30% of Siebel common stock elect to receive Oracle stock the equity consideration will be prorated. In addition, options to acquire Siebel common stock and Siebel restricted stock awards outstanding immediately prior to the consummation of the Mergers will, upon consummation of the Mergers, be converted into options to acquire shares of Parent common stock based on formulas contained in the Merger Agreement.

The Oracle Merger will be effected through a holding company reorganization pursuant to Section 251(g) of the Delaware General Corporation Law (“DGCL”), which provides for the merger of a holding company with and into a direct or indirect wholly-owned subsidiary without stockholder approval. Except for certain amendments to the certificate of incorporation of Parent effected in accordance with Section 251(g) of the DGCL in conjunction with the Oracle Merger, including the name change described below, the provisions of the certificate of incorporation of Parent, including its capital stock and the designations, rights, powers and preferences of such capital stock, and the qualifications, limitations and restrictions thereof, are identical to those of Oracle immediately prior to the Oracle Merger. As a result, no post-merger exchange of stock certificates will be made and outstanding shares of Oracle common stock will be automatically converted into shares of Parent common stock. In addition, the certificate of incorporation of Parent will be amended to change the name of Parent to “Oracle Corporation”. The bylaws of Parent after the Oracle Merger will be identical to the bylaws of Oracle in effect immediately prior thereto. The directors and officers of Parent after the Oracle Merger will be the same individuals as were directors and officers of Oracle immediately prior thereto.

The transaction is conditioned upon (i) clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the applicable foreign antitrust laws of certain other jurisdictions, including the European Commission, (ii) approval of the Mergers and adoption of the Merger Agreement by Siebel stockholders and (iii) other customary closing conditions.

In connection with the Mergers, Oracle entered into a voting and consulting agreement with Thomas Siebel pursuant to which Mr. Siebel has agreed to vote his shares of Siebel stock in favor of the Siebel Merger. Pursuant to such agreement, Mr. Siebel has also agreed to provide consulting services to Oracle following the Mergers.

The Merger Agreement and our summary of its terms have been filed as an exhibit to this Form 8-K to provide you with information regarding the terms of the agreement and is not intended to modify or supplement any factual disclosures about Oracle or Siebel in Oracle’s public reports filed with the SEC. In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Oracle and Siebel. The representations and warranties have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to close the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Important Information

This document may be deemed to be solicitation material in respect of the proposed business combination of Oracle and Siebel. In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. STOCKHOLDERS OF SIEBEL ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. The final proxy statement/prospectus will be mailed to stockholders of Siebel. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Oracle Corporation, 500 Oracle Parkway, Redwood Shores, California 94065, Attention: Investor Relations, or from Siebel Systems, Inc., 2207 Bridgepointe Parkway, San Mateo, California 94404, Attention: Investor Relations.

Oracle, Siebel and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding Oracle’s directors and executive officers is available in Oracle’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on August 30, 2005, and information regarding Siebel’s directors and executive officers is available in Siebel’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 29, 2005. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

1.1	Agreement and Plan of Merger dated September 12, 2005 among Oracle Corporation, Siebel Systems, Inc., Ozark Holding Inc., Ozark Merger Sub Inc. and Sierra Merger Sub Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: September 14, 2005	By:	/S/ DANIEL COOPERMAN
	Name:	Daniel Cooperman
	Title:	Senior Vice President, General Counsel and Secretary